CP HIGH YIELD TREND ETF
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2023

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 99.6%
	FIXED INCOME - 99.6%
11,832	iShares 3-7 Year Treasury Bond ETF	$ 1,338,909
61,668	iShares Broad USD High Yield Corporate Bond ETF	2,140,496
21,766	iShares iBoxx High Yield Corporate Bond ETF	1,604,590
17,758	SPDR Bloomberg High Yield Bond ETF	1,605,323
	TOTAL EXCHANGE-TRADED FUNDS (Cost $6,693,634)	6,689,318

	TOTAL INVESTMENTS - 99.6% (Cost $6,693,634)	$ 6,689,318
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4%	26,922
	NET ASSETS - 100.0%	$ 6,716,240

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor's Depositary Receipt